UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     January 4, 2007

RIGHTNOW TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-31321	81-0503640
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 ENTERPRISE BOULEVARD, BOZEMAN, MT	59718
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code   (406) 522-4200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Condition.

On January 4, 2007, RightNow Technologies, Inc. (“RightNow” or the “company”) issued a press release announcing its preliminary financial results for the fourth quarter and year ended December 31, 2006.  A copy of the press release is furnished herewith as Exhibit No. 99.1.

The information contained in this report and in the exhibits attached to this report is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.              Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibits.

Exhibit No.	Description of Exhibit

99.1

Press Release, dated January 4, 2007, announcing RightNow Technologies, Inc.’s preliminary financial results for the fourth quarter and year ended December 31, 2006 (furnished herewith but not filed pursuant to Item 2.02).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGHTNOW TECHNOLOGIES, INC.
(Registrant)

Dated: January 4, 2007	/s/ SUSAN J. CARSTENSEN
Susan J. Carstensen Chief Financial Officer, Vice President, Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1

Press Release, dated January 4, 2007, announcing RightNow Technologies, Inc.’s preliminary financial results for the fourth quarter and year ended December 31, 2006 (furnished herewith but not filed pursuant to Item 2.02).